                                                                  Execution Copy

                                                                   Exhibit 10.16
                       FIRST AMENDMENT TO CREDIT AGREEMENT

      THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is made and entered into as of December 15, 2004, by and among BUCKEYE PARTNERS, L.P., a Delaware limited partnership (the "BORROWER"), the Lenders (as defined below) party hereto and SUNTRUST BANK, in its capacity as administrative agent for the Lenders (the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H:

      WHEREAS, the Borrower, the several banks and other financial institutions party thereto (collectively, the "LENDERS") and the Administrative Agent are parties to that certain Credit Agreement, dated as of August 6, 2004 (the "CREDIT AGREEMENT"; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement as amended hereby), pursuant to which the Lenders have made certain financial accommodations available to the Borrower; and

      WHEREAS, Buckeye Pipe Line Company LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (the "COMPANY"), is the general partner of the Borrower, and holds the general partner interest of the Borrower (the "MLP GP Interest");

      WHEREAS, the Company holds (i) a 1.99% general partner interest (the "MICHIGAN GP INTEREST") in Buckeye Pipe Line Company of Michigan, L.P. ("MICHIGAN"), (ii) a 1% general partner interest (collectively with the Michigan GP Interest and the Holdings GP Interest (as defined below), the "OLP GP INTERESTS") in each of Buckeye Pipe Line Company, L.P. ("BUCKEYE"), Laurel Pipe Line Company, L.P. ("LAUREL"), and Everglades Pipe Line Company, L.P. ("EVERGLADES"), and (iii) an approximate 1% general partner interest (the "HOLDINGS GP INTEREST") in Buckeye Pipe Line Holdings, L.P. ("HOLDINGS" and collectively with Michigan, Buckeye, Laurel and Everglades, the "OPERATING PARTNERSHIPS"), each a Delaware limited partnership, and serves as the sole general partner of each Operating Partnership;

      WHEREAS, the Company is a wholly owned subsidiary of Buckeye Management Company LLC, a limited liability company duly organized and existing under the laws of the State of Delaware ("BMC"), and BMC is a wholly owned subsidiary of Glenmoor LLC, a limited liability company duly organized and existing under the laws of the State of Delaware ("GLENMOOR");

      WHEREAS, the Company has guaranteed the obligations of its indirect owner, BPL Acquisition L.P., under that certain Credit and Guaranty Agreement (the "GS CREDIT AGREEMENT") among BPL Acquisition L.P., as borrower, BMC, Glenmoor and the Company, as guarantors, the various lenders party thereto from time to time and Goldman Sachs Credit Partners L.P.;

      WHEREAS, the Company desires to be released from its guaranty obligations under the GS Credit Agreement;

      WHEREAS, in connection with a release of the Company from its obligations in connection with the GS Credit Agreement, the Company desires to contribute certain assets, including the Company's MLP GP Interest and OLP GP Interests, but excluding the Company's rights under the Fourth Amended and Restated Incentive Compensation Agreement, dated as of December 15, 2004, between MAINLINE SUB LLC, a Delaware limited liability company, and BUCKEYE PARTNERS, L.P., a Delaware limited partnership (the "INCENTIVE COMPENSATION AGREEMENT"), to a new, wholly-owned subsidiary of the Company, Buckeye GP LLC, a limited liability company duly organized and existing under the laws of the State of Delaware ("BUCKEYE GP"), and to cause Buckeye GP to succeed to and assume the role of successor general partner of (i) the Partnership under the Borrower Partnership Agreement, (ii) Michigan under its Amended and Restated Agreement of Limited Partnership, dated as of March 25, 1998, (iii) Buckeye under its Amended and Restated Agreement of Limited Partnership, dated as of March 25, 1998, (iv) Laurel under its Amended and Restated Agreement of Limited Partnership, dated as of March 25, 1998, (v) Everglades under its Amended and Restated Agreement of Limited Partnership, dated as of March 25, 1998, and (vi) Holdings under its Amended and Restated Agreement of Limited Partnership, dated as of October 12, 2001 (such Agreements of Limited Partnership of the Operating Partnerships being collectively referred to herein as the "OLP PARTNERSHIP AGREEMENTS"), as well as certain other liabilities of the Company (collectively, the "GP ASSIGNMENT"); and

      WHEREAS, immediately following, the GP Assignment, BMC and the Company desire to merge with and into Glenmoor, with Glenmoor being the surviving company, and Glenmoor desires to change its name to MainLine Sub LLC (such merger and change of name, collectively with the GP Assignment, the "TRANSACTION");

      WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement in connection with the Transaction, and subject to the terms and conditions hereof, the Lenders are willing to do so;

      NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Borrower, the Lenders and the Administrative Agent agree as follows:

      1. AMENDMENTS.

      (a) Section 1.01, Certain Defined Terms, of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

                  "BUCKEYE GP LLC" shall mean Buckeye GP LLC, a Delaware limited liability company.

                  "FIRST AMENDMENT TO CREDIT AGREEMENT" shall mean that certain
            First Amendment to Credit Agreement, dated as of December __, 2004, by and among the Borrower, the Lenders party thereto and the Agent.

                  "TRANSACTION" shall have the meaning ascribed to such term in the recitals of the First Amendment to Credit Agreement.

      (b) Section 1.01, Certain Defined Terms, of the Credit Agreement is hereby amended by replacing the definitions of "BMC," "Change of Control," "General Partner" and "GP Incentive Compensation Payments" in their entirety with the following definitions

                  "BMC" shall mean Buckeye Management Company LLC, a Delaware limited liability company, and its successors in connection with consummation of the Transaction.

                  "CHANGE OF CONTROL" shall mean either (i) the Carlyle
            Riverstone Global Energy and Power Fund II, L.P. shall cease to Beneficially Own, directly or indirectly, at least 51% of outstanding equity interests of the General Partner on a fully diluted basis or (ii) the General Partner shall cease to Beneficially Own 100% of the general partnership interest of the Borrower. As used herein "Beneficially Own" means "beneficially own" as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended, or any successor provision thereto; provided, however, that, for purposes of this definition, a Person shall not be deemed to Beneficially Own securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates until such tendered securities are accepted for purchase or exchange.

                  "GENERAL PARTNER" shall mean BPLC until such time as the
            Transaction is consummated, and thereafter Buckeye GP LLC.

                  "GP INCENTIVE COMPENSATION PAYMENTS" shall mean the quarterly incentive compensation payments paid to MainLine Sub LLC by the Borrower pursuant to that certain Fourth Amended and Restated Incentive Compensation Agreement, dated as of December 15, 2004, as it may be amended from time to time.

      (c) Section 7.22, Ownership of Parties, of the Credit Agreement is hereby amended by replacing subsection (a) thereof in its entirety with the following:

                  (a) The Borrower is a limited partnership formed under the laws of the State of Delaware and owned 1% (general partnership interest) by the General Partner and 99% (limited partnership interests) by public holders of limited partnership units, MainLine Sub, LLC and Buckeye Pipe Line Services Company.

      2. CONSENT TO AMENDMENTS TO PARTNERSHIP AGREEMENTS. Subject to the terms and conditions set forth herein, each of the undersigned Lenders hereby consents to (i) the consummation of the Transaction for purposes of compliance with
Section 9.16 and (ii) the amendment of the Borrower Partnership Agreement and the Buckeye Pipe Line Partnership Agreement, as contained in (a) that certain Amended and Restated Agreement of Limited Partnership of Buckeye Partners, L.P., dated as of the date hereof, among Buckeye GP LLC and the other parties signatory thereto and (b) that certain Amended and Restated Agreement of Limited Partnership of Buckeye Pipe Line Company L.P., dated as of the date hereof, between Buckeye GP LLC and Buckeye Partners, L.P. (collectively, the "Partnership Agreement Amendment Documents").

      3. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Borrower shall have no rights under this Amendment, until the Administrative Agent shall have received (i) reimbursement or payment of its costs and expenses incurred in connection with this Amendment and the Credit Agreement (including reasonable fees, charges and disbursements of King & Spalding LLP, counsel to the Administrative Agent) and (ii) each of the following documents:

      (a) executed counterparts to this Amendment from the Borrower, the Guarantors and the Required Lenders;

      (b) certified copies of all documents executed in connection with the Transaction, each in form and substance acceptable to the Administrative Agent; and

      (c) certified copies of the Partnership Agreement Amendment Documents, together with all documents, agreements and instruments executed in connection therewith, each in form and substance acceptable to the Administrative Agent.

      4. REPRESENTATIONS AND WARRANTIES. To induce the Lenders and the Administrative Agent to enter into this Amendment, each of the Borrower, the General Partner and the Guarantors (collectively, the "Loan Parties") hereby represents and warrants to the Lenders and the Administrative Agent that:

      (a) The execution and delivery by such Loan Party of this Amendment and the performance of this Amendment and the Credit Agreement as amended hereby (i) are within such Loan Party's power and authority; (ii) have been duly authorized by all necessary partnership, limited liability company, partner and/or member action; (iii) are not in contravention of any provision of such Loan Party's certificate of partnership, certificate of partnership, partnership agreement, operating agreement or other organizational documents; (iv) do not violate any law or regulation, or any order or decree of any Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Loan Party or any of its Subsidiaries is a party or by which such Loan Party or any such Subsidiary or any of their respective property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of such Loan Party or any of its Subsidiaries; and (vii) do not require the consent or approval of any Governmental Authority or any other Person;

      (b) This Amendment has been duly executed and delivered for the benefit of or on behalf of each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights and remedies in general; and

      (c) After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, and no Default or Event of Default has occurred and is continuing as of the date hereof.

      5. REAFFIRMATIONS AND ACKNOWLEDGMENTS.

      Each Guarantor consents to the execution and delivery by the Borrower of this Amendment and jointly and severally ratify and confirm the terms of its Guaranty with respect to the indebtedness now or hereafter outstanding under the Credit Agreement as amended hereby and all promissory notes issued thereunder. Each Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Borrower to the Lenders or any other obligation of the Borrower, or any actions now or hereafter taken by the Lenders with respect to any obligation of the Borrower, its Guaranty (i) is and shall continue to be a primary obligation of such Guarantor, (ii) is and shall continue to be an absolute, unconditional, joint and several, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of the Guarantors under the Guaranties.

      6. EFFECT OF AMENDMENT. Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Lenders and the Administrative Agent. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

      7. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.

      8. NO NOVATION. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.

      9. COSTS AND EXPENSES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent with respect thereto.

      10. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

      11. BINDING NATURE. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

      12. ENTIRE UNDERSTANDING. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

                           [Signature Pages To Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, under seal in the case of the Borrower and the Guarantor, by their respective authorized officers as of the day and year first above written.

BORROWER:                          BUCKEYE PARTNERS, L.P.

                                   By: Buckeye Pipe Line Company LLC,
                                   its general partner

                                   By: /s/ROBERT B. WALLACE
                                       -----------------------------------------
                                   Name: Robert B. Wallace
                                     Title: Senior VP Finance & CFO

GUARANTORS:                        WOOD RIVER PIPE LINES LLC

                                   By: /s/STEPHEN C. MUTHER
                                       -----------------------------------------
                                   Name: Stephen C. Muther
                                   Title: Sr. Vice President, Administration,
                                   and Secretary

                                   BUCKEYE PIPE LINE COMPANY, L.P.

                                   By: Buckeye Pipe Line Company LLC,
                                       its General Partner

                                       By: /s/ STEPHEN C. MUTHER
                                           ---------------------------------
                                           Name: Stephen C. Muther
                                           Title: Sr. Vice President,
                                           Administration and Secretary

                                   BUCKEYE PIPE LINE HOLDINGS, L.P.

                                   By: Buckeye Pipe Line Company LLC,
                                       its General Partner

                                       By: /s/ STEPHEN C. MUTHER
                                           ---------------------------------
                                           Name: Stephen C. Muther
                                           Title: Sr. Vice President,
                                           Administration and Secretary

             [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

                                   BUCKEYE GULF COAST HOLDINGS I, LLC

                                   By: Buckeye Pipe Line Holdings, L.P.,
                                       its Sole Manager

                                        By: Buckeye Pipe Line Company LLC,
                                        its General Partner

                                        By: /s/ STEPHEN C. MUTHER
                                            -----------------------------------
                                        Name: Stephen C. Muther
                                          Title: Sr. Vice President,
                                          Administration, and Secretary

                                   BUCKEYE GULF COAST HOLDINGS II, LLC

                                   By: Buckeye Pipe Line Holdings, L.P.,
                                       its Sole Manager

                                        By: Buckeye Pipe Line Company LLC,
                                        its General Partner

                                        By: /s/ STEPHEN C. MUTHER
                                            ------------------------------------
                                        Name: Stephen C. Muther
                                          Title: Sr. Vice President,
                                          Administration, and Secretary

                                   BUCKEYE GULF COAST PIPE LINES, L.P.

                                   By: Buckeye Gulf Coast Holdings I, LLC,
                                       its General Partner

                                        By: Buckeye Pipe Line Holdings, L.P.,
                                        its Sole Manager

                                            By:  Buckeye Pipe Line Company
                                            LLC, its General Partner

                                            By: /s/STEPHEN C. MUTHER
                                                -------------------------------
                                            Name: Stephen C. Muther
                                              Title: Sr. Vice President,
                                              Administration, and Secretary

            [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

                                   BUCKEYE TERMINALS, LLC

                                   By: /s/ STEPHEN C. MUTHER
                                       -----------------------------------------
                                   Name: Stephen C. Muther
                                       Title: Sr. Vice President,
                                       Administration, and Secretary

                                   NORCO PIPE LINE COMPANY, LLC

                                        By: /s/ STEPHEN C. MUTHER
                                           -------------------------------------
                                            Name: Stephen C. Muther
                                            Title: Sr. Vice President,
                                            Administration and Secretary

                                   EVERGLADES PIPE LINE COMPANY, L.P.

                                   By: Buckeye Pipe Line Company LLC,
                                       its General Partner

                                        By: /s/ STEPHEN C. MUTHER
                                            ------------------------------------
                                            Name: Stephen C. Muther
                                            Title: Sr. Vice President,
                                            Administration and Secretary

                                   BUCKEYE PIPE LINE COMPANY OF MICHIGAN,
                                   L.P.

                                   By: Buckeye Pipe Line Company LLC,
                                       its General Partner

                                        By: /s/ STEPHEN C. MUTHER
                                            ------------------------------------
                                            Name: Stephen C. Muther
                                            Title: Sr. Vice President,
                                            Administration, and Secretary

            [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

                                   LAUREL PIPE LINE COMPANY, L.P.

                                   By: BUCKEYE PIPE LINE COMPANY LLC,
                                       its General Partner

                                        By: /s/ STEPHEN C. MUTHER
                                            ------------------------------------
                                            Name: Stephen C. Muther
                                            Title: Sr. Vice President,
                                            Administration, and Secretary

            [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

LENDER, ISSUING BANK
AND AGENT:                              SUNTRUST BANK

                                        By /s/ DAVID EDGE
                                           -------------------------------------
                                           Name: David Edge
                                            Title: Managing Director

            [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

                                        FLEET NATIONAL BANK

                                        By /s/ MICHAEL J. BROCHETTI
                                           -------------------------------------
                                           Name: Michael J. Brochetti
                                             Title: Director

            [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

                                        CITIBANK, N.A.

                                        By /s/ K. CLINTON GERST
                                           -------------------------------------
                                           Name: K.Clinton Gerst
                                             Title: Attorney-In-Fact

            [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

                                     BNP PARIBAS

                                     By /s/ J. ONISCHUK
                                        ---------------
                                        Name: J. Onischuk
                                         Title: Director

                                     /s/ GREG SMOTHERS
                                     Greg Smothers
                                     Vice President

            [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

                                     JP MORGAN CHASE BANK, N.A.
                                     Formerly known as JPMorgan Chase Bank

                                     By /s/ LEE P. BRENNAN
                                        ------------------
                                        Name: Lee P. Brennan
                                         Title: Vice President

            [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

                                     WACHOVIA BANK, NATIONAL ASSOCIATION

                                     By /s/ CAROL S. ORELLANA
                                        ---------------------
                                        Name: Carol S. Orellana
                                         Title: Vice President

            [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

                                     NATIONAL AUSTRALIA BANK LTD.

                                     By /s/ MARK BODON
                                        --------------
                                        Name: Mark Bodon
                                         Title: Associate Director
                                                Project and Energy Finance

            [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

                                     THE ROYAL BANK OF SCOTLAND plc

                                     By /s/ KEITH JOHNSON
                                        -----------------
                                        Name: Keith Johnson
                                         Title: Senior Vice President

            [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

                                     ROYAL BANK OF CANADA

                                     By /s/ JASON YORK
                                        --------------
                                        Name: Jason York
                                         Title: Attorney-In-Fact

            [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

                                     KEYBANK NATIONAL ASSOCIATION

                                     By /s/ KEVEN D. SMITH
                                        ------------------
                                        Name: Keven D. Smith
                                          Title: Vice President

            [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

                                     UFJ BANK LIMITED

                                     By ______________________________
                                        Name:
                                         Title:

            [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

                                     MIZUHO CORPORATE BANK, LTD.

                                     By ______________________________
                                        Name:
                                         Title:

            [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

                                     WELLS FARGO BANK, N.A.

                                     By /s/ KAREN L. ROGERS
                                        -------------------
                                        Name: Karen L. Rogers
                                         Title: Vice President

            [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

                                     UBS LOAN FINANCE LLC

                                     By /s/ WINSLOWE OGBOURNE
                                        ---------------------
                                        Winslowe Ogbourne
                                        Associate Director
                                        Banking Products
                                        Services, US

                                     By /s/ BARBARA EZELL-MCMICHAEL
                                        ---------------------------
                                        Barbara Ezell-McMichael
                                        Associate Director
                                        Banking Product Services US

             [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

                                     MERRILL LYNCH BANK USA

                                     By /s/ FRANK STEPAN
                                        ----------------
                                        Name: Frank Stepan
                                         Title: Vice President

             [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

                                     WILLIAM STREET CREDIT CORPORATION

                                     By /s/ JENNIFER M. HILL
                                        --------------------
                                        Name: Jennifer M. Hill
                                         Title: Chief Financial Officer

            [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

                                     LEHMAN BROTHERS BANK, FSB

                                     By /s/ JAMIE M. SHUGAN
                                        -------------------
                                        Name: Jamie M. Shugan
                                          Title: Authorized Signatory

            [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]